Exhibit 99.1 2024 First Quarter Member Conference Call April 30, 2024

Cautionary Statement Regarding Forward-Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “likely,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, climate change, conflicts or terrorist attacks or other geopolitical events; political events, including legislative, regulatory, litigation, or judicial events or actions, including those relating to environmental, social, and governance matters, or other developments that affect FHLBank, its members, counterparties, or investors in the consolidated obligations of the Federal Home Loan Banks (FHLBanks), such as any government-sponsored enterprise reforms, any changes resulting from the Federal Housing Finance Agency’s review and analysis of the Federal Home Loan Bank System (FHLBank System), including recommendations published in its “FHLBank System at 100: Focusing on the Future” report, changes in the Federal Home Loan Bank Act of 1932, as amended, changes in applicable sections of the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, or changes in other statutes or regulations applicable to the FHLBanks; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advance prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; disruptions in the capital markets; changes in the FHLBank System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cybersecurity risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update or revise any forward-looking statement for any reason. 2

Agenda ▪ State of the Federal Home Loan Bank of Pittsburgh (FHLBank) - Winthrop Watson, President and Chief Executive Officer ▪ Financial Review - Ted Weller, Chief Financial Officer ▪ Operating Highlights and Outlook; Important Dates - David Paulson, Chief Operating Officer ▪ Closing Remarks and Member Questions - Winthrop Watson 3

State of FHLBank Pittsburgh ▪ Providing reliable liquidity: - Advance balances closed at $72.9 billion - Letter of credit (LC) balances closed at $28.7 billion - Mortgage Partnership Finance® (MPF®) Program portfolio totaled $4.7 billion; Q1 fundings of $90.9 million ▪ Supporting affordable housing, community and economic development: - Allocated $17.2 million for the Affordable Housing Program (AHP) for use in 2025; $7.0 million in voluntary contributions (including an additional AHP contribution) ▪ Declared and paid quarterly dividends: - 8.75% annualized on activity stock - 5.60% annualized on membership stock Mortgage Partnership Finance“ and MPF are registered trademarks of the Federal Home Loan Bank of Chicago. 4

FHLBank System at 100: Focusing on the Future ▪ Federal Housing Finance Agency (FHFA) 2024 priorities are organized under four broad themes: - Mission of the FHLBank System - Stable and reliable source of liquidity - Housing and community development - FHLBank System operational efficiency, structure, and governance ▪ Robust stakeholder engagement will be important throughout the implementation process; we will keep you informed of new developments Source: Federal Housing Finance Agency: https://www.fhfa.gov/PolicyProgramsResearch/Programs/Pages/FHLBank-System-at-100-Report-Implementation.aspx 5

Financial Review

Financial Highlights – Statement of Income Three months ended March 31, Over/ (in millions) 2024 2023 (Under) Net interest income $ 195.7 $ 157.4 $ 38.3 Provision for credit losses 1.3 1.5 (0.2) Other noninterest income 14.9 7.1 7.8 All other expense 31.1 2 6.1 5.0 Voluntary contributions 7.0 - 7.0 Income before assessment 171.2 136.9 3 4.3 AHP assessment 1 7.2 13.7 3.5 Net income $ 154.0 $ 123.2 $ 30.8 Net interest spread (bps) 40 35 5 Net interest margin (bps) 71 60 11 7

Financial Highlights – Selected Balance Sheet Three months ended March 31, Over/(Under) (in millions) 2024 2023 Amount Percent Average: Total assets $ 111,664 $ 106,989 $ 4,675 4 % Advances 7 4,509 73,955 554 1 Total investments 30,874 27,305 3,569 13 Mar 31, Dec 31, Over/(Under) (in millions) 2024 2023 Amount Percent Spot: Advances $ 72,897 $ 78,432 $ (5,535) (7) % Capital stock 3,653 3 ,921 (268) (7) Retained earnings 1,907 1,832 75 4 8

Capital Requirements (in millions) Mar 31, Dec 31, 2024 2023 Permanent capital $ 5,587 $ 5,780 Excess permanent capital over RBC requirement $ 4 ,745 $ 5,032 Regulatory capital ratio (4% minimum) 5.3% 5.2% Leverage ratio (5% minimum) 7.9% 7.7% Market value/capital stock (MV/CS) 148.6% 142.7% 9

Operating Highlights and Outlook; Important Dates

Credit Product Trends $73B Advances $29B Letters of Credit $5B MPF Program 11

System and Pittsburgh Advance Balance Trends Member advance demand and balances decreased for the FHLBank System and Pittsburgh during 2024 Q1 12

Looking Forward Business factors that may impact operating results: ▪ Members’ advance demand ▪ Short-term interest rates ▪ Mortgage-backed security and MPF Program purchases and paydowns ▪ Disciplined expense management with planned strategic initiatives Board and management proactively evaluate our dividend approach: ▪ Dividends are subject to market conditions and results of operations ▪ Future dividend rates may not correlate directly with the pace or direction of interest rate changes The above reflects forward-looking information based on management’s expectations regarding economic and market conditions, and FHLBank’s financial condition and operating results. Refer to Cautionary Statement Regarding Forward-Looking Information on slide 2 of this presentation. Any expected increase in dividends is not a guarantee or commitment regarding the payment or level of dividends. 13

Dividend and Dividend Spread to Fed Funds Trend Dividend represents the weighted-average yield for combined FHLBank Pittsburgh membership and activity stock dividends 14

Important Dates/Events ▪ Community investment product availability: - Opened March 5 - Banking On Business (BOB) and Banking On Business Inclusion and Equity fund (BOBIE), $8.5 and $4.0 million, respectively - Opened April 16 - First Front Door (FFD) and First Front Door Keys to Equity fund (Keys), $22.0 and $7.0 million, respectively - May/June - Home4Good (H4G), $6.0 million - June 27 - AHP, $48.7 million - June 27 - Voluntary housing grant initiative, $18.0 million ▪ Member reporting: - May 15 - Q1 Qualifying Collateral Report (QCR) due ▪ Member appreciation events: - June 10 - Philadelphia Country Club - June 17 - Fox Chapel Golf Club 15

Member Questions

Contact Us Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 or member.services@fhlb-pgh.com Leadership Business Development Managers Winthrop Watson Jeff Acquafondata (MPF Program) winthrop.watson@fhlb-pgh.com jeffa@fhlb-pgh.com Dave Paulson Fred Bañuelos (Community Investment) david.paulson@fhlb-pgh.com fred.banuelos@fhlb-pgh.com Mark Evanco Fred Duncan mark.evanco@fhlb-pgh.com fred.duncan@fhlb-pgh.com Megan Krider (Community Investment) megan.krider@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com Federal Home Loan www.fhlb-pgh.com @FHLBankPgh Bank of Pittsburgh 17